SCUDDER INTERNATIONAL FUND, INC.

                       Scudder Greater Europe Growth Fund

                           Scudder Latin America Fund

                       Scudder Pacific Opportunities Fund


                             Class AARP and Class S














                       STATEMENT OF ADDITIONAL INFORMATION


       February 7, 2003, as revised February 12, 2003, as further revised February 18, 2003, March 26, 2003, April 21, 2003, May 5, 2003, May 6, 2003
                                and June 3, 2003


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Class AARP and Class S prospectus for the Scudder
Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund (each a "Fund" and collectively, the "Funds), dated February 7, 2003 as amended from time to time, a copy of which may be obtained without charge by contacting 1-800-SCUDDER or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated October 31, 2002, accompany this Statement of Additional Information. They are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS
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INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................5

MANAGEMENT OF THE FUNDS..........................................................................................23
   Investment Advisor............................................................................................23
   Administrative Agreement......................................................................................30

FUND SERVICE PROVIDERS...........................................................................................31
   Principal Underwriter.........................................................................................31
   Independent Accountants and Reports to Shareholders...........................................................32
   Legal Counsel.................................................................................................32
   Fund Accounting Agent.........................................................................................32
   Custodian.....................................................................................................33
   Transfer Agent................................................................................................33


PORTFOLIO TRANSACTIONS...........................................................................................34
   Brokerage.....................................................................................................34

PERFORMANCE......................................................................................................37

PURCHASE AND REDEMPTION OF SHARES................................................................................40

TAXES............................................................................................................46

NET ASSET VALUE..................................................................................................48

OFFICERS AND DIRECTORS...........................................................................................49

FUND ORGANIZATION................................................................................................56

FINANCIAL STATEMENTS.............................................................................................58

ADDITIONAL INFORMATION...........................................................................................59


                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a non-diversified series of an open-end investment management company.

A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended, (the "1940 Act") as to the proportion of its assets that it may invest in obligations of a single issuer, the Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company.

As a matter of fundamental policy, each Fund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities; or

(7) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of Scudder International Fund, Inc. (the "Corporation") have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund's affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b) enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d) purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g) lend portfolio securities in an amount greater than 5% of its total assets; and

(h)      invest in companies for the purpose of exercising management or control

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund's net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund are each a diversified series of Scudder International Fund, Inc.. Scudder Latin America Fund offers six classes of shares: Class AARP, Class S, Class A, Class B, Class C, and Class M shares. (Class M shares have been created especially for former shareholders of The Argentina Fund, Inc. and are not available to new investors.) Scudder Greater Europe Growth Fund and Scudder Pacific Opportunities Fund each offer five classes of shares: Class AARP, Class S, Class A, Class B and Class C. Each class has its own important features and policies. Only Class AARP and Class S are offered herein. Shares of Class AARP are especially designed for members of AARP.

Changes  in  portfolio   securities   are  made  on  the  basis  of   investment
considerations and it is against the policy of management to make changes for trading purposes.

Scudder Greater Europe Growth Fund

Greater Europe Growth Fund will invest, under normal market conditions, at least 80% of its total assets plus the amount of any borrowings for investment purposes in the equity securities of European companies. The Fund defines a European company as follows:

o A company organized under the laws of a European country or for which the principal securities trading market is in Europe; or

o A company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

The Fund intends to allocate its investments among at least three countries at all times.

The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Baa by Moody's or below BBB by S&P. Such securities may be in default with respect to payment of principal or interest.

When, in the opinion of the Advisor, market conditions warrant, the Fund may hold foreign or U.S. debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity.

Scudder Latin America Fund

To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in Latin America common stocks and other equities. Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

o Securities of Latin American issuers, as defined above, in the form of depositary shares.

The Fund may invest up to 20% of its net assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the Advisor seeks investments where an issuer's Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer's business results.

To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. The Fund may assume a defensive position when, due to political or other factors, the Advisor determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Advisor deems such a position advisable in light of economic or market conditions.

Scudder Pacific Opportunities Fund

The Fund invests, under normal market conditions, at least 80% of its net assets plus the amount of any borrowings for investment purposes in the equity securities of Pacific Basin companies. Pacific Basin countries include
Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan -- the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times.

The Fund defines securities of Pacific Basin companies as follows:

o Securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or

o Securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.

The Fund may invest up to 20% of its total assets in foreign and domestic debt securities if the Advisor determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. The Fund may purchase bonds rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or, if unrated, of equivalent quality as determined by the Advisor. Should the rating of a security in the Fund's portfolio be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of such security.

Under normal market conditions, the Fund may invest up to 20% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). In evaluating non-Pacific Basin investments, the Advisor seeks investments where an issuer's Pacific Basin business activities and the impact of developments in the Pacific Basin may have a positive effect on the issuer's business results. The Fund may also purchase shares of closed-end investment companies that invest primarily in the Pacific Basin. In addition, the Fund may invest in when-issued securities and convertible securities, illiquid securities, reverse repurchase agreements and may engage in strategic transactions, including derivatives. For temporary defensive purposes, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements when the Advisor deems such a position advisable in light of economic or market conditions.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds' applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)).

Currency Transactions. A Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Depositary Receipts. Each Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of each Fund's investment policies, a Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of the Fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund's investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund's investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. While the Funds each offer the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. Each Fund is designed as a long-term investment and not for short-term trading purposes. None of the Funds, nor the Funds together should be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. Each Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Corporation's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the Securities and Exchange Commission action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which Fund investments are denominated may have a detrimental impact on the Fund's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American
countries  have   experienced   high  levels  of
inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Fund may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country including the Fund's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania, have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland, are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend in recent years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.


On the other end of the economic spectrum are countries, such as Burkina Faso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.


Investing in Eastern Europe. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a Fund's participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Funds against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of a Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Funds may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

The sale of a futures contract creates a firm obligation by the Funds, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Funds to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Funds will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Funds, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

When-Issued Securities. The Funds may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for each Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes each Fund's investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Funds' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors.

Pursuant to an investment management agreement (the "Agreement") with each Fund, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreements, each dated April 5, 2002, for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder
Pacific Opportunities Fund were last approved by the Directors on August 12, 2002(each an "Agreement" and collectively the "Agreements"). The Agreements had an initial term ending September 30, 2002 and shall continue by its terms from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the respective Fund.

Board Consideration in Connection with Annual Renewal of Investment Management Agreements for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund

The Directors approved the continuation of Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund's current investment management agreements in August 2002 and the Directors approved the continuation of Scudder New Europe Fund's current investment management agreement in September 2002. In connection with their deliberations, the Directors considered such information and factors as they believed, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of each Fund. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Funds; investment performance, both of the Funds themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Funds themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Funds and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; and possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Directors included research services available to the Advisor by reason of brokerage business generated by the Funds.

The Directors requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Directors met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Directors also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Funds and the Advisor. To the extent they deemed it relevant, the Directors also considered the extensive materials they had requested and received in connection with their consideration of Deutsche Bank AG's recent acquisition of the Advisor.

Each Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation, By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget;
processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

Scudder Greater Europe Growth Fund

Scudder Greater Europe Growth Fund pays the Advisor an advisory fee at the annual rate of 1.00% of the first $1,000,000,000 of the Fund's average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $5,927,697, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $10,900,277, which was equivalent to an annual effective rate of 0.99% of the Fund's average daily net assets.

Prior to October 2, 2000, the Fund paid the Advisor a fee equal to 1.00% of the Fund's first $1 billion average daily net assets, and 0.90% of such assets in excess of $1 billion, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2000, the Advisor imposed management fees of $14,443,770.

Scudder Latin America Fund

Scudder Latin America Fund pays the Advisor an advisory fee at the annual rate of 1.25% of the first $4 million of the Fund's average daily net assets and 1.15% of such net assets in excess of $4 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $3,883,336, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $4,721,480, which was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the year ended October 31, 2000, the Advisor imposed management fees of $6,323,367.

Scudder Pacific Opportunities Fund

Scudder Pacific Opportunities Fund pays the Advisor an advisory fee at the annual rate of 0.85% of the first $2.5 million of the Fund's average daily net assets, 0.82 % of the next $7.5 million of such net assets, 0.80% of the next $1.5 billion of such net assets, 0.78% of the next $2.5 billion of such net assets, 0.75% of the next $2.5 billion of such net assets, 0.74% of the next $2.5 billion of such net assets, 0.73% of the next $2.5 billion of such net assets, and 0.72% of such net assets in excess of $12.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

For the year ended October 31, 2002, the Fund aggregated advisory fees of $762,876, which was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

For the services effective on May 29, 2001, Scudder Pacific Opportunities Fund paid the Advisor an annual fee equal to 0.850% of the first $250 million of the Fund's average daily net assets, 0.820% of such assets up to $1.0 billion of average daily net assets, 0.800% of such assets up to $2.5 billion of average daily net assets, 0.780% of such assets up to $5.0 billion of average daily net assets, 0.750% of such assets up to $7.5 billion of average daily net assets, 0.740% of such assets up to $10.0 billion of average daily net assets, 0.730% of such net assets up to $12.5 billion of average daily net assets, and 0.720% of such assets exceeding $12.5 billion of average daily net assets, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the year ended October 31, 2001, the Fund aggregated advisory fees of $921,936, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Prior to May 29, 2001, Scudder Pacific Opportunities Fund paid the Advisor an annual fee equal to 1.10% of the first $500 million of the Fund's average daily net assets, and 1.05% of such assets exceeding $500 million of average daily net assets, payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

For the year ended October 31, 2000, the Advisor imposed management fees of $1,789,220.

Under the Agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Investments" and "Scudder, Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Corporation, with respect to a Fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation's investment products and services. The term "Scudder Investments" is the designation given to the services provided by Zurich Scudder Investments, Inc. and its affiliates to the Scudder Mutual Funds.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

AARP through its affiliates monitors and approves the AARP Investment Program from Scudder Investments, but does not recommend specific mutual funds. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of AARP trademark and services relating to investments by AARP members in AARP Class shares of each Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all Funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Subadvisor -- Scudder  Pacific  Opportunities  Fund.  Deutsche Asset  Management
(Asia) Limited ("DeAM Asia"), 20 Raffles Place, #27-01, Ocean Towers Singapore, an affiliate of the Advisor, is the sub-advisor for the Scudder Pacific
Opportunities Fund. DeAM Asia serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor. DeAM Asia has served as sub-advisor to the Fund since April 8, 2002.

Under the terms of the Research and Advisory Agreement, DeAM Asia manages the investment and reinvestment of each Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Research and Advisory Agreement provides that DeAM Asia will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of Sub-Advisor in the performance of its duties or from reckless disregard by DeAM Asia of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor, by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund investment management agreement.

The Advisor DeAM Asia for its services a sub-advisory fee, payable monthly, at the annual rate of 0.385% of the Fund average weekly net assets.

Subadvisor -- Scudder Greater Europe Growth Fund. Deutsche Asset Management Investment Services Limited ("DeAMIS"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for Scudder Greater Europe Growth Fund. DeAMIS serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAMIS manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.560% of the first $250 million of average daily net assets; 0.550% of the next $250 million of such net assets; 0.530% of the next $500 million of such net assets; 0.490% of such net assets in excess of $1 billion.

The Research and Advisory Agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement remains in effect until September 30, 2003 unless sooner terminated or not annually approved as described below.
Notwithstanding the foregoing, the Research and Advisory Agreement shall continue in effect until September 30, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors of a Corporation may have dealings with a Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for services relating to investments by AARP members in AARP Class shares of each fund. The fee is calculated on a daily basis as a percentage of the combined net assets of AARP Classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Code of Ethics

The Funds, the Advisor and the Funds' principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Administrative Agreement

Effective December 14, 2001 the Funds have entered into an Amended and Restated Administrative Services Agreement with the Advisor (the "Administrative Agreement") pursuant to which the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.35%% for Class S and 0.35%% for Class AARP, respectively for Latin America Fund and Pacific
Opportunities Fund and 0.235% for Class S and 0.235% for Class AARP, respectively for Greater Europe Growth Fund of the average daily net assets of the applicable class. One effect of this arrangement is to make each Fund's future expense ratio more predictable. However, the Funds will not benefit from economies of scale derived from increases in assets.



Administrative services fees paid by each Fund are set forth below:

Scudder Greater Europe Growth Fund

                                                       Unpaid at October 31, 2002        Unpaid at October 31, 2002
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

          $10,933                 $2,203,897                      $649                            $136,233


                                                       Unpaid at October 31, 2001       Unpaid at October 31, 2001
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

          $11,909                 $4,117,599                     $1,070                          $247,993

Scudder Latin America Fund

                                                       Unpaid at October 31, 2002       Unpaid at October 31, 2002
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

          $1,474                  $1,925,109                      $92                            $103,291

                                                       Unpaid at October 31, 2001       Unpaid at October 31, 2001
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

           $943                   $2,459,838                      $99                            $147,717

                                       30

Scudder Pacific Opportunities Fund

                                                       Unpaid at October 31, 2002       Unpaid at October 31, 2002
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

          $1,032                   $498,765                       $95                             $32,221

                                                       Unpaid at October 31, 2001       Unpaid at October 31, 2001
        Class AARP                  Class S                    Class AARP                         Class S
        ----------                  -------                    ----------                         -------

           $406                    $564,913                       $44                             $33,046

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee. The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund's custodian for cash balances.

Certain expenses of each Fund are not borne by the Advisor under the Administrative Agreement, such as organizational expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Each Administrative Agreement has an initial term ending September 30, 2003, subject to earlier termination by each Fund's Board. The Advisor has indicated that it intends to terminate each Administrative Agreement effective September 30, 2003. Without the Administrative Agreements, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund to the extent necessary to maintain each Fund's total operating expenses, at 1.455% and 1.455% of Class AARP and Class S, respectively of Scudder Greater Europe Growth Fund, 1.75% and 1.75% of Class AARP and Class S, respectively of Scudder Latin America Fund and 1.75% and 1.75% of Class AARP and Class S, respectively of Scudder Pacific Opportunities Fund. As in the case of the Administration Agreement, these limitations exclude organization expenses, taxes, brokerage, interest expense, Rule 12b-1 and/or service fee and fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

                             FUND SERVICE PROVIDERS

Principal Underwriter

The Corporation, on behalf of each Fund has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the Distributor), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation's underwriting agreement dated April 5, 2002 and was last approved by the Directors on August 12, 2002 will remain in effect until September 30, 2003 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund. .

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states,
as  required;  the  fees  and  expenses  of  preparing,   printing  and
mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Although the Class AARP and Class S shares of the Funds do not currently have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Accountants and Reports to Shareholders

The financial highlights of each Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements, except for Scudder Pacific Opportunities Fund, which are audited for the semi-annual period as well as the annual period.

Legal Counsel

Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as legal counsel to Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund and such Funds' Independent Directors.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an agreement between SFAC and each Fund, each Fund is obligated to pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

These fees have been paid by the Advisor since December 31, 2000, but will be borne by the Funds directly upon termination of the Administrative Agreements on September 30, 2003.

Prior to the implementation of the Administrative Agreement, payments to SFAC were as follows:

For the fiscal years ended October 1999 and prior to October 2, 2000, Greater Europe Growth Fund incurred charges of $507,241 and $519,078, respectively.

For the fiscal years ended October 1999 and prior to October 2, 2000, Latin America Fund incurred charges of $263,036 and $245,441, respectively.

For the fiscal years ended October 1999 and prior to October 2, 2000, Pacific Opportunities Fund incurred charges of $114,817 and $117,618, respectively.

Custodian

Each Fund employs Brown Brothers Harriman & Company, ("The Custodian") 40 Water Street, Boston, MA 02109, as Custodian. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.

The custodian's fee may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent

Scudder Service Corporation ("Service Corporation" or "SSC"), P.O. Box 219735, Kansas City, Missouri 64121-9735, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Pursuant to an agreement between each Fund and Service Corporation, each Fund is obligated to pay Service Corporation an annual fee of $26 for each regular account for a shareholder and $29 for each retirement account maintained for a participant.

These fees have been paid by the Advisor pursuant to the Administrative Agreement since October 2, 2000, but will be borne by the Funds directly following termination of the Administrative Agreements on September 30, 2003.

Pursuant to an agency agreement between SSC and DST Systems, Inc. ("DST") effective January 15, 2003, DST will perform shareholder servicing functions for each class of each Fund.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Funds. Annual service fees are paid by each Fund to Scudder Trust Company, 11 Northeastern Boulevard, Salem, NH 03079 for such accounts. Prior to the implementation of the Administration Agreements, each Fund paid Scudder Trust Company an annual fee of $29 per shareholder account.

                             PORTFOLIO TRANSACTIONS

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services", may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.





Brokerage


For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Greater Europe Growth Fund paid total aggregate brokerage commissions of $4,458,855, $4,300,070 and $2,071,603, respectively. For the fiscal year ended October 31, 2001, $2,105,719 (48.97%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $2,509,107,256 of which $1,154,953,013 (46.03%) of all brokerage transactions were transactions which included research commissions.

For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Latin America Fund paid total aggregate brokerage commissions of $1,109,265, $501,972 and $516,527, respectively. For the fiscal year ended October 31, 2001, $246,289 (49.06%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $199,961,327 of which $91,779,314 (45.90%) of all brokerage transactions were transactions which included research commissions.

For the fiscal years ended October 31, 2000, 2001 and 2002, Scudder Pacific Opportunities Fund paid total aggregate brokerage commissions of $1,552,111, $1,048,465 and $991,634, respectively. For the fiscal year ended October 31, 2001, $396,554 (37.82%) of the total brokerage commissions paid by the Fund resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Advisor. The total amount of brokerage transactions aggregated $332,975,953 of which $133,450,671 (40.08%) of all brokerage transactions were transactions which included research commissions.

                                                             Percentage of
                                                             Transactions
                                          Percentage of        Involving        Dollar Amount of     Dollar Amount of
                                        Commissions Paid   Commissions Paid   Commissions Paid to      Transactions
                                          to Affiliated      to Affiliated        Brokers for         Allocated for
Name of Fund                                 Brokers            Brokers        Research Services    Research Services
------------                                 -------            -------        -----------------    -----------------

Scudder Greater Growth Fund                    0%                 0%               $1,785,772         $1,023,118,529

Scudder Latin America Fund                     0%                 0%                $352,524           $125,271,620

Scudder Pacific Opportunities Fund             0%                 0%                $361,925           $102,803,046

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

                 Fund                         2002                       2001
                 ----                         ----                       ----

Greater Europe Growth Fund                     89%                       104%
Latin America Fund                             22%                        20%
Pacific Opportunities Fund                     77%                       212%

                                   PERFORMANCE

Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.


Average Annual Total Return

Average annual total return is the average annual compound rate of return for the periods of one year, five years and ten years (or such shorter periods as may be applicable dating from the commencement of a Fund's operations), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                               T = (ERV/P)^1/n - 1

Where:

         T              =     Average Annual Total Return
         P              =     a hypothetical initial investment of $1,000
         n              =     number of years
         ERV            =     ending redeemable value: ERV is the value, at the
                              end of the applicable  period, of a hypothetical
                              $1,000 investment made at the beginning of the applicable period

              Average Annual Total Returns for the Period Ended October 31, 2002

                                                   1 Year            5 Years         10 Years        Life of Fund
                                                   ------            -------         --------        ------------


Scudder Greater Europe Growth Fund^1
Class AARP                                         -18.10%           -0.43%            n/a              7.41%
Class S                                            -18.09%           -0.42%            n/a              7.42%

Scudder Latin America Fund^2
Class AARP                                         -10.83%           -5.66%            n/a              5.32%
Class S                                            -10.89%           -5.68%            n/a              5.31%

Scudder Pacific Opportunities Fund^3
Class AARP                                          8.54%            -6.18%            n/a              -3.51%
Class S                                             8.39%            -6.18%            n/a              -3.52%

(1) On October 2, 2000, Scudder Greater Europe Growth Fund began offering an additional class of shares, namely the Class AARP shares described herein. The performance of the Class AARP shares represents its historical performance since inception. Returns shown for Class AARP shares, for the periods prior to their inception, reflect the historical performance of the Class S shares of Greater Europe Growth Fund (the fund's original share class), which commenced operations on October 10, 1994. Total Returns for the five year and life of the Class periods would have been lower had operating expenses not been maintained.

(2) On October 2, 2000, Scudder Latin America Fund began offering an additional class of shares, namely the Class AARP shares described herein. The performance of the Class AARP shares represents its historical performance since inception. Returns shown for Class AARP shares, for the periods prior to their inception, reflect the historical performance of the Class S shares of Latin America Fund (the fund's original share class), which commenced operations on December 8, 1992. Total Returns for the five year and life of the Class periods would have been lower had operating expenses not been maintained.

(3) On October 2, 2000, Scudder Pacific Opportunities Fund began offering an additional class of shares, namely the Class AARP shares described herein. The performance of the Class AARP shares represents its historical performance since inception. Returns shown for Class AARP shares, for the periods prior to their inception, reflect the historical performance of the Class S shares of Latin America Fund (the fund's original share class), which commenced operations on December 8, 1992. Total Returns for the life of the Class periods would have been lower had operating expenses not been maintained.


After-tax returns are an estimate that is based on the highest historical individual federal marginal income tax rates and do not reflect the effect of state and local taxes.

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:

         P              =     a hypothetical initial investment of $1,000
         T              =     average annual total return (after taxes on
                              distributions)
         n              =     number of years
         ATVD           =     ending value of a  hypothetical  $1,000  payment
                              made at the  beginning  of the 1-,  5-, or 10-year
                              periods  at the  end of the  1-,  5-,  or  10-year
                              periods (or  fractional  portion),  after taxes on
                              fund   distributions   but  not  after   taxes  on
                              redemptions

             Average Annual Total Returns (After Taxes on Distributions) for the
                               Period Ended December 31, 2002

                                                  1 Year             5 Years           10 Years       Life of Fund
                                                  ------             -------           --------       ------------

Scudder Greater Europe Growth Fund
Class S                                           -21.15%            -1.66%              n/a             7.29%

Scudder Latin America Fund
Class S                                           -18.42%            -7.34%             4.43%             n/a

Scudder Pacific Opportunities Fund
Class S                                           -8.63%             -4.44%             -3.53%            n/a

Average annual total returns (after taxes on distributions) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class's expenses.

   Average Annual Total Returns (After Taxes on Distributions and Redemption)
                     for the Period Ended December 31, 2002

                                 P(1+T)^n = ATVDR

Where:

         P      =    a hypothetical initial investment of $1,000
         T      =    average  annual total return (after taxes on
                     distributions  and redemption)
         n      =    number of years
         ATVDR  =    ending value of a  hypothetical
                     $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemptions

Average annual total returns (after taxes on distributions and redemption) are based on historical earnings, calculated as described above, and are not intended to indicate future performance. Average annual total returns (after taxes on distributions and redemption) for the Fund or class will vary based on changes in market conditions and the level of the Fund's and class' expenses.


Aggregate Total Returns (Before Taxes)

The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


                          Aggregate Return = (ERV) - 1
                                              ---
                                               P

Where:

         P          =         a hypothetical initial investment of $1,000
         ERV        =         ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The  calculation  for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Figures relating to the growth in the total net assets of a Fund apart from capital appreciation may also be cited, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be included as part of a Fund's and classes' performance data.

If a Fund's fees or expenses are being waived or absorbed by the advisor, a Fund may also advertise performance information before and after the effect of the fee waiver or expense absorption.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which a Fund invests.

From time to time, in marketing and other Fund literature, members of the Board and officers of a Fund, a Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund may be advertised as an investment choice in Scudder's college planning program.

A Fund and its performance may be compared to other types of mutual funds and to other investment products with different features and risks, such as bank products that insure principal.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

All new investors in Class AARP of the Funds are required to provide an AARP membership number on their account application.

In addition, Class S shares of the Funds are generally not available to new investors.

The  following  investors  may  continue to  purchase  Class S shares of Scudder
Funds:

1. Existing shareholders of Class S shares of any Scudder Fund as of December 29, 2000, and household members residing at the same address.

2. Only investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder Fund.

3.       Any retirement, employee stock, bonus, pension or profit-sharing plans.

4. Any participant who owned Class S shares of any Scudder Fund through an employer sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder Fund.

5. Any participant who owns Class S shares of any Scudder Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder Fund at any time, including after December 29, 2000.

6. Officers, Fund Trustees and Directors, and full-time employees and their family members, of Zurich Financial Services and its affiliates.

7. Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the portfolios of Scudder Pathway Series.

8. Registered investment advisors ("RIAs") may purchase Class S shares for any client that had an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

9. Broker-dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that had an existing position in Class S shares of any Scudder Funds as of June 30, 2001.

10. Scudder Investor Services, Inc. may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, SSC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder

Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder's Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S and 1-800-253-2277 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Funds or the Advisor and its affiliates. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through Scudder Investor Services, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts.); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the
Fund); (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of a Fund account or due to the death of all registered shareholders of a Fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by Scudder Service Corporation of appropriate written instructions and documentation satisfactory to Scudder Service Corporation. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the
Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets and the distribution of its income. Each fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Each fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or business. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Dividends from domestic corporations may comprise a substantial part of each Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

So long as more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to (subject to limitations) claim a credit or deduction on their federal income tax returns for, and to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income.

If a Fund does not make the election permitted under section 853 any foreign taxes paid or accrued will represent an expense to a Fund which will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Investments in "passive foreign investment companies" could result in fund-level U.S. federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's/Portfolio's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.


An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its Nasdaq Official Closing Price ("NOCP") on Nasdaq or its most recent sale price on such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price, if applicable, as of the Value Time on such exchange. The closing settlement time for valuing certain futures contracts (and options thereon), such as S&P 500 and Nasdaq 100 contracts, is normally the close of trading on the futures exchange for those contracts, which is shortly after 4:00 p.m. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                             OFFICERS AND DIRECTORS

International Fund, Inc.

The following table presents certain information regarding the Directors and Executive Officers for the Fund as of February 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director's term of office extends until the next shareholder's meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Non-interested Directors

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59)       President, WGBH Educational Foundation. Directorships:                 48
Director, 1990-present          American Public Television; New England Aquarium; Becton
                                Dickinson and Company (medical technology company); Mass
                                Corporation for Educational Telecommunications; The A.H.
                                Belo Company (media company); Committee for Economic
                                Development; Concord Academy; Public Broadcasting Service;
                                Boston Museum of Science
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)        President, Driscoll Associates (consulting firm); Executive            48
Director, 1987-present          Fellow, Center for Business Ethics, Bentley College;
                                formerly, Partner, Palmer & Dodge (1988-1990); Vice
                                President of Corporate Affairs and General Counsel, Filene's
                                (1978-1988). Directorships: CRS Technology (technology
                                service company); Advisory Board, Center for Business
                                Ethics, Bentley College; Board of Governors, Investment
                                Company Institute; formerly, Chairman, ICI Directors
                                Services Committee
--------------------------------------------------------------------------------------------------------------------
Edgar R. Fiedler (73)           Senior Fellow and Economic Counsellor, The Conference Board,           48
Director, 1995-present          Inc. (not-for-profit business research organization).
                                Directorships: The Harris Insight Funds (registered
                                investment companies; 22 funds overseen)
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (48)               Managing Partner, Exeter Capital Partners (private equity              48
Director, 1996-present          funds). Directorships: Facts on File (school and library
                                publisher); Progressive Holding Corporation (kitchen
                                importer and distributor); Cloverleaf Transportation Inc.
                                (trucking); K-Media, Inc. (broadcast); Natural History, Inc.
                                (magazine Publisher); NASBIC (National Association of Small
                                Business Investment Companies) (trade association)
--------------------------------------------------------------------------------------------------------------------
Louis E. Levy (70)              Chairman of the Quality Control Inquiry Committee, American            48
Director, 2002-present          Institute of Certified Public Accountants (1992-1998);
                                formerly, Partner, KPMG LLP (1958-1990). Directorships:
                                Household  International  (banking and finance);
                                ISI  Family  of  Funds  (registered   investment
                                companies;  4  funds  overseen);  Kimberly-Clark
                                Corporation (personal consumer products)
                                (1991-2000)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (59)     Consultant (1997-present); formerly, Director, U.S. General            48
Director, 1999-present          Accounting Office (1996-1997); Partner, Fulbright &
                                Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The
                                William and Flora Hewlett Foundation
--------------------------------------------------------------------------------------------------------------------

                                       50

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years and               Number of Funds in
Time Served^1                   Other Directorships Held                                      Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Jean C. Tempel (59)             Managing Partner, First Light Capital (venture capital                 48
Director, 1994-present          group) (2000-present); formerly, Venture Partner, Internet
                                Capital Group (network of internet partnership companies)
                                (1993-2000). Directorships: United Way of Mass Bay; Sonesta
                                International Hotels, Inc.; Labnetics, Inc. (medical
                                equipment company); Metatomix, Inc. (database management);
                                Aberdeen Group (technology research); Northeastern
                                University Funds and Endowment Committee; Connecticut
                                College Finance Committee; Commonwealth Institute
                                (not-for-profit start-up for women's enterprises); The
                                Reference, Inc. (IT consulting for financial services)
--------------------------------------------------------------------------------------------------------------------
Carl W. Vogt (66)               Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);               48
Director, 2002-present          formerly, President (interim) of Williams College
                                (1999-2000);  President,  certain  funds  in the
                                Deutsche  Asset   Management   Family  of  Funds
                                (formerly,   Flag  Investors  Family  of  Funds)
                                (registered  investment companies)  (1999-2000).
                                Directorships:  Yellow  Corporation  (trucking);
                                American Science & Engineering  (x-ray detection
                                equipment);  ISI  Family  of  Funds  (registered
                                investment   companies,   4   funds   overseen);
                                National    Railroad    Passenger    Corporation
                                (Amtrak);   formerly,   Chairman   and   Member,
                                National Transportation Safety Board
--------------------------------------------------------------------------------------------------------------------

Interested Directors and Officers

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard T. Hale^2,^4 (57)       Managing Director of Deutsche Bank Securities Inc. (formerly           199
Chairman, Director and Vice     Deutsche Banc Alex. Brown Inc.) and Deutsche Asset
President, 2002-present         Management (1999-present); Director and President,
                                Investment Company Capital Corp. (registered investment
                                advisor)  (1996-present);   Director,   Deutsche
                                Global Funds, Ltd. (2000-present); CABEI Fund
                                (2000-present); North American Income Fund
                                (2000-present) (registered investment companies);
                                President, DB Hedge Strategies Fund LLC (June
                                2002-present); Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President,
                                Deutsche Asset Management, Inc. (2000-present); formerly,
                                Director, ISI Family of Funds (registered investment
                                company; 4 funds overseen) (1992-1999)
--------------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.^3 (44)   Managing Director of Deutsche Asset Management; President of           n/a
President, 2000-present         Scudder Investor Services Corp. (1999-present); President of
                                Scudder Service Corp. (2000-present); President of Scudder
                                Financial Services, Inc. (1999-present); Vice President of
                                Scudder Distributors, Inc. (2000-present); formerly,
                                Executive Vice President of Dreyfus Service Corp.
                                (1995-1997); Senior Vice President of The Boston Company
                                Advisors (1991-1995). Directorships: Trustee, Crossroads for
                                Kids (serves at-risk children)
--------------------------------------------------------------------------------------------------------------------



                                       51

Name, Age, Position(s) Held
with the Fund and Length of     Principal Occupation(s) During Past 5 Years                   Number of Funds in
Time Served^1                   and Other Directorships Held                                  Fund Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^4 (48)         Managing Director of Deutsche Asset Management                         n/a
Vice President and Assistant    (2002-present) and Director, Deutsche Global Funds Ltd.
Secretary, 2002-present         (2002-present); formerly, Director, Deutsche Asset
                                Management (1999-2002); Principal, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Assistant General Counsel, United States
                                Securities and Exchange Commission (1993-1998)
--------------------------------------------------------------------------------------------------------------------
John Millette (40)              Vice President of Deutsche Asset Management                            n/a
Vice President and Secretary,
1999-present
--------------------------------------------------------------------------------------------------------------------
Kenneth Murphy (39)             Vice President of Deutsche Asset Management (2001-present);            n/a
Vice President, 2002-present    formerly, Director, John Hancock Signature Services
                                (1992-2001); Senior Manager, Prudential Mutual Fund Services
                                (1987-1992)
--------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo (45)           Director, Deutsche Asset Management (April 2000-present);              n/a
Treasurer, 2002-present         formerly, Vice President and Department Head, BT Alex. Brown
                                Incorporated (now Deutsche Bank Securities Inc.)
                                (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                                PricewaterhouseCoopers LLP) (1993-1998)
--------------------------------------------------------------------------------------------------------------------
Brenda Lyons (40)               Managing Director of Deutsche Asset Management                         n/a
Assistant Treasurer,
2000-present
--------------------------------------------------------------------------------------------------------------------
Caroline Pearson (40)           Managing Director of Deutsche Asset Management                         n/a
Assistant Secretary,
1997-present
--------------------------------------------------------------------------------------------------------------------
Alexander Black (39)^4,^7       Managing Director of Deutsche Asset Management                         n/a
Vice President, 2002 -
present
--------------------------------------------------------------------------------------------------------------------
Oliver Kratz (31)^5,^7          Director of Deutsche Asset Management                                  n/a
Vice President, 2002 -
present
--------------------------------------------------------------------------------------------------------------------
Paul Rogers (46)^7              Senior Vice President of Deutsche Asset Management                     n/a
Vice President, 2001 -
present
--------------------------------------------------------------------------------------------------------------------
Andrew Stubing (37)^6,^7        Director of Deutsche Asset Management                                  n/a
Vice President, 2002 -
present
--------------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Director was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.

^2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.

^3       Address: 222 South Riverside Plaza, Chicago, Illinois

^4       Address: One South Street, Baltimore, Maryland

^5       Address: 345 Park Avenue, New York, New York

^6       20 Raffles Place #27-01 Ocean Towers, Singapore

^7       Officer of Scudder International Fund, Inc. only.

Director's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin, Jr.:        Vice President and Director
Caroline Pearson:              Secretary

Directors' Responsibilities. The Board of Directors' primary responsibility is to represent the interests of each Fund's shareholders and to provide oversight of the management of each Fund. Currently, 90% of the Board is comprised of Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation or the Advisor ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Directors conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included ten regular board meetings, four special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank AG, and three audit committee meetings. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by each Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Funds -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."

Board Committees. The Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Funds, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Keith R. Fox, Louis E. Levy (Chairman), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during the calendar year 2002.

Committee on Independent Directors: The Committee on Independent Directors selects and nominates Independent Directors*; establishes Director compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Non-Interested Directors are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chairwoman), Edgar R. Fiedler, Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Directors held eleven meetings during the calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Edgar R. Fiedler, Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held three meetings for Greater Europe Growth Fund, three meetings for Latin America Fund and seven meetings for Pacific Opportunities Fund meetings during the calendar year 2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair), Edgar R. Fiedler, Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during the calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Edgar R. Fiedler (Chairman), Keith R. Fox and Jean C. Tempel. The Shareholder Servicing Committee held four meetings during each Fund's last fiscal year.

* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Director receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Non-Interested Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from each Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by each Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                                                 Compensation      Compensation         Pension or            Total
                            Compensation from    from Scudder      from Pacific     Retirement Benefits    Compensation
                             Scudder Greater     Latin America     Opportunities    Accrued as Part of       Paid to
    Name of Director**     Europe Growth Fund        Fund              Fund            Fund Expenses     Directors(4)(6)
    ----------------       ------------------        ----              ----            -------------     ----------

Henry P. Becton, Jr.             $2,538             $1,547             $804                 $0             $170,000
Dawn-Marie Driscoll(1)           $2,725             $1,642             $829                 $0             $180,000
Edgar R. Fiedler(5)              $2,539             $1,548             $805                 $0             $176,397
Keith R. Fox                     $2,536             $1,545             $804                 $0             $170,000
Louis E. Levy(2)*                $1,886             $1,156             $604                 $0             $157,346
Jean Gleason Stromberg           $2,490             $1,521             $796                 $0             $165,000
Jean C. Tempel                   $2,466             $1,500             $776                 $0             $164,000
Carl W. Vogt(3)*                 $1,976             $1,195             $612                 $0             $159,846

*        Newly elected Directors, effective April 8, 2002.

(1) Includes $10,000 in annual retainer fees in Ms. Driscoll's role as Lead Director.

(2)      Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Director (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002 for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Director currently serves on the boards of 19 DeAM trusts/corporations comprised of 48 funds/portfolios.

(5) Total Compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Directors for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of January 31, 2003.

                               Dollar Range of         Dollar Range of         Dollar Range of        Aggregate Dollar Range of
                             Securities Owned in     Securities Owned in     Securities Owned in    Securities Owned in All Funds
                           Scudder Greater Europe   Scudder Latin America      Scudder Pacific           in the Fund Complex
    Name of Directors            Growth Fund                 Fund             Opportunities Fund        Overseen by Directors
    -----------------            -----------                 ----             ------------------        ---------------------

Henry P. Becton, Jr.           $10,001-$50,000            $1-$10,000              $1-$10,000                  Over $100,000
Dawn-Marie Driscoll                  None                    None                    None                     Over $100,000
Edgar R. Fiedler                Over $100,000          $50,001-$100,000              None                     Over $100,000
Keith Fox                      $10,001-$50,000         $10,001-$50,000          $10,001-$50,000               Over $100,000
Louis E. Levy                        None                    None                    None                     Over $100,000
Richard T. Hale                      None                    None                    None                     Over $100,000
Jean Gleason Stromberg            $1-$10,000                 None                    None                     Over $100,000
Jean C. Tempel                       None                    None                    None                     Over $100,000
Carl W. Vogt                         None                    None                    None                     Over $100,000

Securities Beneficially Owned

As of January 31, 2003, all Directors and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the Funds.

To the best of each Fund's knowledge, as of January 31, 2003, no person owned beneficially more than 5% of each class of each Fund's outstanding shares, except as noted below.

Certain accounts for which Deutsche Investment Management Americas Inc. acts as investment advisor owned 478,372 shares in the aggregate, or 21.44% of the outstanding shares of Scudder Greater Europe Growth Fund,

Class S as of January 31, 2003. Deutsche Investment Management Americas Inc. may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

As of January 31, 2003, 4,434,035 shares in the aggregate, or 20.31% of the outstanding shares of Scudder Greater Europe Growth Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 1,287,247 shares in the aggregate, or 5..90% of the outstanding shares of Scudder Greater Europe Growth Fund, Class S were held in the name of Fidelity Investments Institutional Operations Company, 100 Magellan Way, Covington, KY 41015 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 67,377 shares in the aggregate , or 39.09% of the outstanding shares of Scudder Greater Europe Growth Fund, Class AARP were held in the name of National Investor Services Corp.,55 Water Street, New York, NY 10041-0028 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 1,344,842 shares in the aggregate, or 9.26% of the outstanding shares of Scudder Latin America Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 964 shares in the aggregate, or 8.63% of the outstanding shares of Scudder Latin America Fund, Class AARP were held in the name of Deutsche Investment Management Americas Inc., for the benefit of Stanley and Linda Czaka, 345 Park Avenue, New York, NY 10154 who may be deemed to be beneficial owner of such shares.

As of January 31, 2003, 649,816 shares in the aggregate, or 8.30% of the outstanding shares of Scudder Pacific Opportunities Fund, Class S were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA 94101 who may be deemed to be beneficial owner of such shares.


As of January 31, 2003, 2,971 shares in the aggregate, or 13.92% of the outstanding shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name Deutsche Investment Management Americas Inc., for the benefit of Thiel Allen Kunz, Thiel Allen Family Trust, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of


As of January 31, 2003, 1,298 shares in the aggregate, or 6.08% of the outstanding shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name Scudder Trust Company, for the benefit of Joseph E. Urbassik, IRA, 662 Bryants Camp Road, Lancaster, KY 40444-9027 who may be deemed to be the beneficial owner of certain of these shares.

As of January 31, 2003, 1,478 shares in the aggregate, or 6.93% of the outstanding shares of Scudder Pacific Opportunities Fund, Class AARP were held in the name Scudder Trust Company, for the benefit of Robert Damm, IRA, P.O. Box 1757, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

                                FUND ORGANIZATION

Organizational Description

Scudder International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of the Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the Corporation was changed to the U.S. through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation.

The authorized capital stock of Scudder International Fund, Inc. consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: Scudder International Fund, the original series; Scudder Latin America Fund and Scudder Pacific Opportunities Fund, both organized in December 1992, Scudder Greater Europe Growth Fund, organized in October 1994, and Scudder Emerging Markets Growth Fund, organized in May 1996. Each series consists of 320 million shares except for International Fund which consists of 620,595,597 shares and Scudder Latin America Fund which consists of 340 million shares. Scudder International Fund is further divided into seven classes of shares, Class AARP, Class S, Barrett International Shares, Class A (formerly known as Class R Shares), Class B, Class C, and Class I shares.
Scudder Pacific Opportunities Fund, Scudder Greater Europe Growth Fund and Scudder Emerging Markets Growth Fund are each further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. Scudder Latin America Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Class M.

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval. Currently, Class A, Class B, Class C, Class S, Class AARP, Shares are offered.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.

Subject to the limits of the 1940 Act and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of a majority of the stockholders holding a majority of the outstanding shares of the Corporation.

The Directors of each Corporation, in their discretion, may authorize the additional division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The assets of a Corporation received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are charged with the liabilities in respect to such series and with a share of the general liabilities of the Corporation. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of each Corporation, subject to the general supervision of the Directors, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of a Corporation or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of each Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and by class on matters affecting an individual class. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series.
Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Pursuant to the approval of a majority of stockholders, each Corporation's Directors have the discretion to retain the current distribution arrangement while investing in a master fund in a master/feeder fund structure if the Board determines that the objectives of the Fund would be achieved more efficiently thereby.

Each Corporation's  Board of Directors  supervises its Funds'  activities.  Each
Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Corporation to establish a multiple class distribution system for its Funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as "Class Expenses" by a Corporation's Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class, and certain securities registration fees.

Shares of each Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors. The Corporation's Articles of Incorporation authorize the Directors to terminate a Fund or any class by notice to shareholders without shareholder approval.

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of each Fund, together with the Report of Independent Accountants for Scudder Greater Europe Growth Fund, Scudder Latin America Fund and Scudder Pacific Opportunities Fund, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated October 31, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP number of Latin America Fund Class AARP is 811165 84 4 .

The CUSIP number of Latin America Fund Class S is 811165 20 8 .

The CUSIP number of Pacific Opportunities Fund Class AARP is 811165 83 6.

The CUSIP number of Pacific Opportunities Fund Class S is 811165 30 7.

The CUSIP number of Greater Europe Growth Fund Class AARP is 811165 85 1.

The CUSIP number of Greater Europe Growth Fund Class S is 811165 40 6.

Each Fund has a fiscal year ending October 31.

This Statement of Additional Information contains the information of Scudder Pacific Opportunities Fund, Scudder Latin America Fund and Scudder Greater Europe Growth Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of the Corporation have considered this, and have approved the use of this Statement of Additional Information.

The Funds' prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

The following is a description of the ratings given by Moody's and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.